UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CAPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2021, certain subsidiaries (collectively, “Buyer”) of CrossAmerica Partners LP (“CrossAmerica” or the “Partnership”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with 7-Eleven, Inc., a Texas corporation (“7-Eleven”), pursuant to which Buyer has agreed to purchase certain assets related to the ownership and operations of certain company-operated sites located in regions of the U.S. within CrossAmerica’s existing footprint (collectively, the “Properties”) for an aggregate purchase price of $263.0 million, subject to adjustment in accordance with the terms of the Asset Purchase Agreement.  The assets are being sold by 7-Eleven as part of a divestiture process in connection with its previously announced acquisition of the Speedway business from Marathon Petroleum Corporation (“Marathon”).

The assets to be purchased by Buyer include real property and leasehold rights to the Properties, and all inventory and other assets located at the Properties, other than specific excluded assets, including rights to intellectual property (including with respect to “7-Eleven” or “Speedway” branding).  The vast majority of the sites are currently operating under the Speedway brand, and all sites will be rebranded in connection with the closing of such site pursuant to the Asset Purchase Agreement.  Buyer also will assume certain specified liabilities associated with the assets.

CrossAmerica expects to close the acquisition of the Properties on a rolling basis, and the initial closing is subject to the satisfaction or waiver of certain closing conditions, including consummation of the transactions contemplated by the Purchase and Sale Agreement, dated August 2, 2020, between Marathon, 7-Eleven and the other parties thereto (the “Marathon PSA”), the acceptance by the U.S. Federal Trade Commission (the “FTC”) for public comment of an agreement containing consent orders and a proposed order pursuant to applicable FTC rules, and certain other customary conditions to closing.

The Asset Purchase Agreement contains customary representations, warranties, agreements and obligations of the parties, including covenants regarding the conduct of the business at the Properties prior to the applicable closing of such Property.

The Asset Purchase Agreement also is subject to termination under certain circumstances, including if the FTC does not accept the Asset Purchase Agreement, notifies the parties that it will not submit the Asset Purchase Agreement for commission approval, or makes a formal determination that the Asset Purchase Agreement does not help to resolve the antitrust concerns related to the transactions contemplated by the Marathon PSA.

In connection with the entry by the Buyer into the Asset Purchase Agreement, the Partnership has entered into a guarantee in favor of 7-Eleven and the seller parties pursuant to which the Partnership has guaranteed the full and prompt payment by Buyer of the purchase price and each of the payment obligations required to be paid by Buyer pursuant to the Asset Purchase Agreement and certain ancillary agreements that will be entered into in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which will be filed as an exhibit to the Partnership's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, if not otherwise filed prior to such time.  When filed, the Form 10-Q or other form or report will also be available on the Partnership's website at www.crossamericapartners.com. The copy of the Asset Purchase Agreement attached as an exhibit to such form or report is intended to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Partnership or the Properties.  In particular, the assertions embodied in the representations and warranties contained in the Asset Purchase Agreement are qualified by information in confidential disclosure schedules provided by 7-Eleven to Buyer in connection with the signing of the Asset Purchase Agreement.  These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement.  Moreover, certain representations and warranties in the Asset Purchase Agreement were used for the purpose of allocating risk between 7-Eleven and the Buyer, rather than establishing matters as facts.  Accordingly, you should not rely on the representations and warranties in the Asset Purchase Agreement as characterizations of the actual state of facts about the Partnership or the Properties.

Item 7.01Regulation FD Disclosure

On April 29, 2021, the Partnership issued a press release announcing that it had entered into the Asset Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information in this Item 7.01 and in Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K, according to general instruction B.2., shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  By furnishing this information, the Partnership makes no admission as to the materiality of such information.

Item 9.01Financial Statements and Exhibits

The following exhibits have been filed or furnished with this report:

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated as of April 29, 2021, issued by CrossAmerica Partners LP

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits to this report contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding the Partnership’s or its management’s expectations or predictions of the benefits of the Asset Purchase Agreement, including the Partnership’s plans, objectives and intentions, the expected timing of completion of the transactions contemplated by the Asset Purchase Agreement and other statements that are not historical facts.  It is important to note that the Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission (the “SEC”). Forward looking statements relating to the Partnership’s acquisition of the Properties from 7-Eleven include the benefits of the transaction to CrossAmerica and its expected impact on distributable cash flow to limited partners.  Such forward-looking statements are based on information currently available and involve estimates, expectations and projections, which are subject to inherent risks and uncertainties that could result in actual results varying from those presently anticipated, including the risk that the cost savings and growth expected from the transaction are not fully realized.  Forward-looking statements speak only as of the date they are made, and the Partnership undertakes no duty or obligation to publicly update or revise the information contained in this report, whether as a result of new information, future events or otherwise, although the Partnership may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. Readers of this Current Report on Form 8-K are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Keenan D. Lynch
	Name:	Keenan D. Lynch
	Title:	General Counsel and Corporate Secretary

Dated: April 29, 2021